ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                 ACCOUNTING AND FINANCIAL DISCLOSURE.

            Not applicable.

                              PART III


ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

            The information called for by this Item concerning directors will appear under the caption "Proposal 1. Election of Directors" in the Company's 1994 definitive proxy statement involving the election of directors to be filed with the Securities and Exchange Commission not later than 120 days after the end of the Company's fiscal year ending December 31, 1993 ("Proxy Statement"). Such information is incorporated herein by reference. The information called for by this Item concerning executive officers appears under the caption "Executive Officers of the Registrant" in Item 4 of this Form 10-K.

ITEM 11.  EXECUTIVE COMPENSATION.

            The information called for by this Item will appear under the caption "Compensation of and Transaction with Executive
Officers and Directors" in the Proxy Statement. Such information is incorporated herein by reference.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                  MANAGEMENT.

            The information called for by this Item will appear under the caption "Common Stock Ownership of Certain Beneficial
Owners and Management" in the Proxy Statement. Such information is incorporated herein by reference.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

            The information called for by this Item will appear under the caption "Compensation of and Transactions with Executive Officers and Directors" in the Proxy Statement. Such information is incorporated herein by reference.

PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS
                  ON FORM 8-K.

            (a)  1.   Financial Statements and Schedules:  See Index
                 to
                 Financial Statements and Schedules on page F-1 of this report.

                 2.   Exhibits:

                 3.   Articles of incorporation and by-laws:

                      3A.  Amended and Restated Certificate of
                      Incorp-oration.  Incorporated by reference to
                      Exhibit 19 of Lone Star's Quarterly Report on Form 10-Q for the quarter ended June 30, 1988.

                      3B.  Amended By-Laws.  Incorporated by
                      reference to Exhibit 2 of Lone Star's Report on Form 8-K, August 20, 1992.


                 10.  Material contracts:

                      10A. Form of Indemnification Agreements
                      entered into in 1988 with directors and
                      certain executive officers of Lone Star.
                      Incorporated by reference to Exhibit 10B of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

                      10B. Employment Agreement dated as of
                      August 20, 1992, with Mr. William M. Troutman. Incorporated by reference to Exhibit 3 of Lone Star's Report on Form 8-K, August 20, 1992.

                      10C. Employment Agreement dated as of May 18, 1992, with Mr. John J. Martin. Incorporated by reference to Exhibit 4 of Lone Star's
                      Report on Form 8-K, August 20, 1992.

                      10D. Employment Agreement dated December 12,
                      1990, with Mr. David W. Wallace. Incorporated by reference to Exhibit 10P of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1990.

                      10E. Order of the United States Bankruptcy
                      Court for the Southern District of New York dated September 24, 1992 approving terms of a Separation Pay and Retention Award Plan and authorizing payments thereunder and the Plan. Incorporated by reference to Exhibit 10F of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

                      10F. Settlement Agreement and Order of the
                      United States Bankruptcy Court for the
                      Southern District of New York dated October
                      13, 1992.  Incorporated by reference to
                      Exhibit 1 of Lone Star's Report on Form 8-K,
                      October 13, 1992.


                 11.  Statement re computation of per share earnings.

                 22.  Subsidiaries of the registrant.

                 28.  Additional exhibits:

                      28A. Voluntary Petition for Relief under
                      Chapter 11, Title 11 of the United States Code dated December 10, 1990. Incorporated by reference to Exhibit 28A of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1990.

                      28B. Separate Financial Statements for Kosmos Cement Company, a significant subsidiary of Lone Star, as of and for the year ended
                      December 31, 1993.

                      28C. Modified Amended Disclosure Statement Re-garding Debtors' Modified Amended Consolidated Plan of Reorganization and exhibits thereto. Incorpor-ated by reference to Lone Star's Form T-3 filed 14 January, 1994, File Number 1.022-22175; except for Exhibit J to said Modified Amendment Disclosure Statement which is incorporated by reference to Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and Exhibit K to said Modified Amended Disclosure Statement which is incorporated by reference to Lone Star's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993 filed 12 August 1993, File Number 1.001-06124.

                      28D. Modification of Debtors' Plan of Reorgan-ization. Incorporated by reference to Exhibit 2 of Lone Star's Report on Form 8-K, March 1, 1994; filed 8 March 1994, File Number 1.001-06124.

                      28E. Order Confirming Debtors Modified Amended Consolidated Plan of Reorganization Under
                      Chapter 11 of The Bankruptcy Code dated
                      February 17, 1994.


            (b)  Reports on Form 8-K.

            During the last quarter of the fiscal year ending
             December 31, 1993 registrant filed the following
             Current Reports on Form 8-K:

            1)  Form 8-K, November 1, 1993 - Item 5 - Other Events.

            2)  Form 8-K, November 3, 1993 - Item 5 - Other Events.

            3)  Form 8-K, December 8, 1993 - Item 5 - Other Events.

            4)  Form 8-K, December 27, 1993 - Item 5 - Other Events.